UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 15, 2009
SPARTON CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Ohio (State or other jurisdiction of incorporation)	1-1000 (Commission File Number)	38-1054690 (IRS Employer Identification No.)

425 Martingale Road Suite 2050 Schaumburg, Illinois (Address of Principal Executive Offices)	60173-2213 (Zip Code)
Registrant’s telephone number, including area code: (800) 772-7866
2400 East Ganson Street
Jackson, Michigan 49202
(Former Name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On September 15, 2009, Sparton Corporation, an Ohio corporation (the “Company”), issued a press release (the “Press Release”) announcing the financial results of the fourth quarter of fiscal year 2009.
The foregoing description of the Press Release is qualified in its entirety by reference to the Press Release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
ITEM 7.01 Regulation FD Disclosure
The Company is holding a call on Monday, September 21, 2009 at 2:00 p.m. EDT to discuss its fiscal year 2009 fourth quarter financial results, provide a general business update and respond to investor questions. Interested parties may participate in the conference call by dialing 1 (800) 926-5093 fifteen minutes before the call is scheduled to begin.
A Web presentation link is also available for the conference call:
https://www.livemeeting.com/cc/gc_min_pro_usa/join?id=J28926&role=attend
Investors and financial analysts are invited to ask questions after the presentation is made.
The presentation will be available on the Company’s Web site at http://www.sparton.com in the “Investor Relations” section for a period of up to two (2) years after the date of the live call.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

Exhibit 99.1	Press Release dated September 15, 2009 issued by Sparton Corporation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPARTON CORPORATION
Dated: September 15, 2009	By:	/s/ Cary B. Wood
Cary B. Wood, President and Chief Executive Officer

Index to Exhibits
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

Exhibit 99.1	Press Release dated September 15, 2009 issued by Sparton Corporation